UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

  FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2018

UQM Technologies, Inc.

(Exact Name of Registrant as Specified in Charter)

Colorado	1-10869	84-0579156
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
4120 Specialty Place Longmont, Colorado 80504
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (303) 682-4900

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter). Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 7.01REGULATION FD DISCLOSURE.

On May 9, 2018, UQM Technologies, Inc. (“UQM”) issued a press release announcing that UQM and China National Heavy Duty Truck Group Co., Ltd. (“CNHTC”) have decided to jointly explore other options to accomplish their shared business goals in support of UQM’s entry into the China new energy vehicle market. The Committee on Foreign Investment in the United States (“CFIUS”) has informed UQM that the second stage investment would likely not be approved in its current form, as provided for in the previously announced stock purchase agreement signed by both parties on August 25, 2017. For additional information regarding the stock purchase agreement, see UQM’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 30, 2017.

The decision was made following further analysis and discussions with CFIUS relating to the transaction. As previously disclosed, the closing of the second stage investment is subject to, among other things, the receipt of certain regulatory and government approvals, including approval from CFIUS. UQM intends to engage CNHTC in discussions to pursue the possibility of alternative arrangements, including with respect to the contemplated joint venture for which UQM’s funding obligation is contingent upon closing of the second stage investment.

A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (“Exchange Act”) or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as expressly set forth by specific reference in such filing.

Item 9.01FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated May 9, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

28
UQM TECHNOLOGIES, INC.

Date: May 9, 2018	By: /s/DAVID I. ROSENTHAL
David I. Rosenthal
Treasurer, Secretary and Chief Financial Officer